UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2007

NetScout Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
0000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road, Westford, Massachusetts	01886
(Address of Principal Executive Offices)	(Zip Code)

(978) 614-4000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On January 25, 2007, NetScout Systems, Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended December 31, 2006, its expectations of future performance and its intention to hold a conference call regarding these topics. The Company’s press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Use of Non-GAAP Financial Information

To supplement the financial measures presented in the Company's press release in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company also presented a non-GAAP measure relating to operating margin, which was adjusted from amounts determined based on GAAP to exclude a non-recurring charge related to certain payments to be made to Narendra Popat, the former Executive Chairman of the Company, in connection with his retirement and advisory agreement with the Company. The non-GAAP financial measure used appeared in the statement in the release that the Company expects a fourth quarter operating margin of 7 to 8 percent which would equate to a 12 to 13 percent operating margin if the non-recurring charges related to Mr. Popat's agreement, which account for a five point reduction in operating margin, were excluded. The Company believes this non-GAAP financial measure will enhance the reader’s overall understanding of the Company's current financial performance and the Company's prospects for the future. Presenting the GAAP measure on its own would not be indicative of the Company’s core operating results. The Company gave significant weight to the fact that the non-GAAP financial measure was non-recurring in deciding to present such information. The Company does not use this non-GAAP financial measure for any other purpose. The Company gave greater prominence in the release to the amount determined based on GAAP. The presentation of this non-GAAP information is not meant to be considered superior to, in isolation from or as a substitute for results prepared in accordance with GAAP.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The Company hereby furnishes the following exhibit:

99.1 Press release dated January 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC. By: __/s/ David P. Sommers______________ David P. Sommers Chief Financial Officer and Senior Vice President, General Operations

Date: January 25, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated January 25, 2007.